SILVER BAY REALTY TRUST CORP. F i r s t Q u a r t e r 2 0 1 4 E a r n i n g s P r e s e n t a t i o n

2 S A F E H A R B O R S T A T E M E N T F O R W A R D - L O O K I N G S T A T E M E N T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include: Silver Bay’s ability to execute share repurchases upon terms acceptable to the company; adverse economic or real estate developments in Silver Bay’s markets; defaults on, early terminations of or non-renewal of leases by residents; difficulties in identifying properties to acquire and completing acquisitions; increased time and/or expense to gain possession and renovate properties; increased vacancy, resident turnover , or turnover costs; Silver Bay’s ability to control or reduce operating expenses, including repairs and maintenance expense and other costs such as real estate taxes, homeowners’ association fees, insurance and other costs outside the Company’s control; Silver Bay’s failure to successfully operate its properties; Silver Bay’s ability to obtain financing arrangements; Silver Bay’s failure to meet the conditions to draw under the credit facility; general volatility of the markets in which it participates; interest rates and the market value of Silver Bay’s assets; the impact of changes in governmental regulations, tax law and rates, and similar matters. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Silver Bay does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Silver Bay’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Silver Bay or matters attributable to Silver Bay or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

FIRST QUARTER 2014 HIGHLIGHTS

- Operational progress highlighted by growth in revenue and cash flow in addition to improved profitability
- Total revenue increased 9% quarter-over-quarter to $18.1 million
- Net operating income, or NOI[1], increased 11% quarter-over-quarter to $9.2 million
  - NOI[1] margin increased to 51% as a result of revenue growth and expense management
- Funds From Operations[1] increased 42% quarter-over-quarter to $2.1 million
- First dividend increase to $0.03 per share
- Estimated net asset value[1], or NAV, per share increased quarter-over-quarter to $20.35 per share
- Aggregate portfolio occupancy increased quarter-over-quarter to 92% from 88%
- Reported stabilized portfolio occupancy of 95%



AS OF MARCH 31, 2014
ESTIMATED NAV(1)
$20.35
PER SHARE

(1) NOI, Estimated NAV and FFO are non-GAAP financial measures. Non-GAAP reconciliations of these measures are included on slides 11, 12 and 13 in the appendix.

SILVERBAY Realty Trust Corp.

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PORTFOLIO OVERVIEW

As of March 31, 2014

PROPERTIES BY STATE


AZ
29%
FL
26%
GA
18%
CA
9%
TX
6%
Other(1)
12%


FOR LEASE
SILVERBAY
Realty Trust Corp.
480.477.8750
www.silverbaymgmt.com
AS OF MARCH 31, 2014
92%
AGGREGATE OCCUPANCY

AGGREGATE PORTFOLIO	
Total Number of Properties[2]	5,748
Properties Leased	5,300
Occupancy Rate	92%

STABILIZED PROPERTIES	
Number of Stabilized Properties[3]	5,590
Properties Leased	5,300
Occupancy Rate	95%

(1) 'Other' category consists of properties within the following states: Nevada, Ohio and North Carolina.
(2) Total properties exclude properties held for sale by the Company's taxable REIT subsidiary and any properties acquired in previous periods in sales that have been subsequently rescinded or vacated.
(3) The Company considers a property stabilized at the earlier of (a) its first authorized occupancy or (b) 90 days after the renovations for such property are complete. Properties acquired with in-place leases are considered stabilized even though such properties may require future renovation to meet the Company's standards and may have existing residents who would not otherwise meet the Company's resident screening requirements.

SILVERBAY Realty Trust Corp.
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CURRENT HOUSING MARKET ENVIRONMENT

MSA HOME PRICE APPRECIATION ("HPA")[1]
Source: CoreLogic as of February 2014

MARKET	HPA (Peak to Trough)[2]	HPA (Peak to Current)	HPA (Prior 12 months)	HPA (Prior 3 months)
Phoenix, AZ	-53%	-31%	13%	1%
Tucson, AZ	-43%	-31%	11%	3%
Northern CA[3]	-60%	-41%	28%	5%
Southern CA[4]	-53%	-34%	22%	3%
Jacksonville, FL	-40%	-33%	7%	-3%
Orlando, FL	-55%	-39%	14%	1%
Southeast FL[5]	-54%	-39%	14%	1%
Tampa, FL	-48%	-37%	10%	0%
Atlanta, GA	-34%	-15%	17%	1%
Charlotte, NC	-17%	2%	10%	2%
Las Vegas, NV	-60%	-42%	19%	1%
Columbus, OH	-18%	-10%	9%	-1%
Dallas, TX	-14%	3%	11%	2%
Houston, TX	-13%	8%	14%	4%
NATIONAL	**-33%**	**-17%**	**12%**	**1%**

- Continued momentum in the housing recovery
  - Declines in delinquencies
  - Steady improvements in foreclosure and shadow inventories
  - Reduction in negative homeowner equity
- Housing price appreciation, increases in mortgage rates and relatively weak income growth have contributed to a moderating pace of existing and new home sales volumes
- Decline in available supply, positive demographic factors and increasing costs of new home construction point to continuing positive trends for future HPA and rental demand
  - Factors that bode well for Silver Bay's investment thesis and the demand for single-family rental homes

(1) "MSA" means Metropolitan Statistical Areas, which is generally defined as one or more adjacent counties or county equivalents that have at least one urban core area of at least a 50,000-person population, plus adjacent territory that has a high degree of social and economic integration with the core as measured by commuting ties.
(2) Peak refers to highest historical home prices in a particular market prior to the start of the housing recovery. Trough refers to lowest home prices in a particular market since the peak.
(3) MSA used for Northern California is Fairfield-Vallejo, which most closely approximates the geographic area in which we purchase homes in Northern California. This MSA is comprised of Solano County and the most populous cities in the MSA are Vallejo, Fairfield, Vacaville, Suisun and Benicia.
(4) MSA used for Southern California is Riverside-San Bernardino-Ontario. This MSA is comprised of Riverside and San Bernardino Counties and the most populous cities in the MSA are Riverside, San Bernardino, Fontana and Moreno.
(5) MSA used for Southeast FL is Fort Lauderdale-Pompano Beach-Deerfield Beach, FL.

SILVERBAY Realty Trust Corp.
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6 Q 1 - 2 0 1 4 O P E R A T I O N A L U P D A T E  Aggregate occupancy of 92%, a four percentage point improvement over the last quarter  Aggregate occupancy increased quarter-over- quarter in almost all markets  Increased number of leased properties by 327 homes, or 7%, driven by net increases in Columbus, Atlanta and Dallas − Columbus gained 39 percentage points over the quarter for an aggregate occupancy of 75%  Stabilized occupancy of 95%, a two percentage point improvement over the last quarter 53% 65% 81% 88% 92% 0% 20% 40% 60% 80% 100% Q1 - 2013 Q2 - 2013 Q3 - 2013 Q4 - 2013 Q1 - 2014 AGGREGATE OCCUPANCY 92% 94% 95% 93% 95% 0% 20% 40% 60% 80% 100% Q1 - 2013 Q2 - 2013 Q3 - 2013 Q4 - 2013 Q1 - 2014 STABILIZED OCCUPANCY

Q1 - 2014 FINANCIAL SUMMARY

- First quarter of 2014 marked Silver Bay's fifth consecutive quarter of revenue and NOI[(1)] margin growth
  - Total revenue increased 9% quarter-over-quarter to $18.1 million
  - NOI[(1)] continued to outpace revenue, increasing 11% quarter-over-quarter to $9.2 million
- Reported FFO[(1)] of $2.1 million, or $0.05 per share, up from $1.5 million, or $0.04 per share in the prior quarter
- Property operating and maintenance expense decreased to $3.6 million
  - Property operating and maintenance as a percentage of total revenue improved quarter-over-quarter to 20% from 23% in the prior quarter
  - Favorable sequential quarter change was primarily related to expense control and to a lesser extent a higher base of revenue
- Property management expenses were $3.0 million
  - Property management as a percentage of total revenue improved quarter-over-quarter to 16% from 17%, primarily due to a higher base of revenue



TOTAL REVENUE
($ IN MILLIONS)
$7.7
$10.7
$14.5
$16.7
$18.1
Q1 - 2013
Q2 - 2013
Q3 - 2013
Q4 - 2013
Q1 - 2014



NET OPERATING INCOME(1)
($ IN MILLIONS)
$2.1
$3.8
$5.6
$8.3
$9.2
Q1 - 2013
Q2 - 2013
Q3 - 2013
Q4 - 2013
Q1 - 2014



FUNDS FROM OPERATIONS(1)
($ IN MILLIONS)
$(2.6)
$(1.8)
$(0.6)
$1.5
$2.1
Q1 - 2013
Q2 - 2013
Q3 - 2013
Q4 - 2013
Q1 - 2014

(1) NOI and FFO are non-GAAP financial measures. The non-GAAP reconciliations of these measures are included on Slides 12 and 13 of the appendix.

SILVERBAY Realty Trust Corp.
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8 A P P E N D I X

PORTFOLIO OF SINGLE-FAMILY PROPERTIES

As of March 31, 2014

MARKET	NUMBER OF PROPERTIES(1)	AGGREGATE COST BASIS(2) (THOUSANDS)	AVERAGE COST BASIS PER PROPERTY (THOUSANDS)	AVERAGE AGE(3) (IN YEARS)	AVERAGE SQUARE FOOTAGE
Phoenix	1,424	$ 199,382	$ 140	25.2	1,636
Atlanta	1,012	126,111	125	17.9	2,011
Tampa	926	131,878	142	24.5	1,655
Northern CA(4)	384	72,067	188	45.4	1,401
Las Vegas	290	40,924	141	17.7	1,719
Columbus	284	31,402	111	36.7	1,417
Dallas	259	32,885	127	21.4	1,654
Orlando	231	34,731	150	25.9	1,658
Tucson	209	17,156	82	41.0	1,330
Southeast FL(4)	189	38,102	202	36.3	1,636
Southern CA(4)	156	23,521	151	44.0	1,346
Jacksonville	152	19,479	128	30.3	1,552
Charlotte	130	17,041	131	12.8	1,980
Houston	102	11,202	110	30.7	1,685
Totals	**5,748**	**$ 795,881**	**$ 138**	**26.6**	**1,672**

SILVERBAY Realty Trust Corp.

(1) Total properties exclude properties held for sale by the Company's taxable REIT subsidiary and any properties acquired in previous periods in sales that have been subsequently rescinded or vacated.
(2) Aggregate cost includes all capitalized costs, determined in accordance with U.S. generally accepted accounting principles, incurred through March 31, 2014 for the acquisition, stabilization, and significant post-stabilization renovation of properties, including land, building, possession costs and renovation costs. Aggregate cost includes $3.6 million in capital improvements, incurred from our formation through March 31, 2014, to properties that had been previously renovated, but does not include accumulated depreciation.
(3) As of March 31, 2014, approximately 14% of the properties in the combined portfolio were less than 10 years old, 29% were between 10 and 20 years old, 18% were between 20 and 30 years old, 18% were between 30 and 40 years old, 9% were between 40 and 50 years old, and 12% were more than 50 years old.
(4) Northern California market currently consists of Contra Costa, Napa and Solano counties. Southeast Florida market currently consists of Miami-Dade, Broward and Palm Beach counties. Southern California market currently consists of Riverside and San Bernardino counties.

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10 MARKET NUMBER OF PROPERTIES NUMBER OF STABILIZED PROPERTIES PROPERTIES LEASED PROPERTIES VACANT AGGREGATE PORTFOLIO OCCUPANCY RATE STABILIZED OCCUPANCY RATE AVERAGE MONTHLY RENT(1) Phoenix 1,424 1,424 1,362 62 95.6% 95.6% $ 1,032 Atlanta 1,012 989 894 118 88.3% 90.4% 1,164 Tampa 926 924 895 31 96.7% 96.9% 1,217 Northern CA 384 384 376 8 97.9% 97.9% 1,478 Las Vegas 290 290 284 6 97.9% 97.9% 1,150 Columbus 284 269 214 70 75.4% 79.6% 1,029 Dallas 259 227 224 35 86.5% 98.7% 1,257 Orlando 231 213 209 22 90.5% 98.1% 1,240 Tucson 209 208 204 5 97.6% 98.1% 834 Southeast FL 189 147 144 45 76.2% 98.0% 1,742 Southern CA 156 155 149 7 95.5% 96.1% 1,147 Jacksonville 152 133 129 23 84.9% 97.0% 1,090 Charlotte 130 127 117 13 90.0% 92.1% 1,156 Houston 102 100 99 3 97.1% 99.0% 1,192 Totals 5,748 5,590 5,300 448 92.2% 94.8% $ 1,163 PORTFOLIO SUMMARY OF LEASING STATUS OF PROPERTIES As of March 31, 2014 (1) Average monthly rent for leased properties was calculated as the average of the contracted monthly rent for all leased properties as of March 31, 2014 and reflects rent concessions amortized over the life of the related lease.

11 ESTIMATED PORTFOLIO AND ESTIMATED NET ASSET VALUE Estimated Portfolio Value and Estimated NAV are non-GAAP financial measures. Silver Bay provides the Estimated Portfolio Value and Estimated NAV and believes such metrics are useful as additional tools for investors seeking to value the Company. These metrics should be considered along with other available information in valuing and assessing Silver Bay, including the Company’s GAAP financial measures or other cash flow or yield metrics and should not be viewed as a substitute for book value, net investments in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, or as a measure of the Company’s profitability or liquidity. A description of the Company’s AVM along with certain assumptions and limitations related to its AVM and its calculations of Estimated Portfolio Value and Estimated NAV can be found on the Company’s website at www.silverbayrealtytrustcorp.com in the Investor Relations section under the non-GAAP Reconciliations link. The following is a reconciliation of the Company’s investments in real estate to Estimate Portfolio Value and book value to Estimated NAV: (1) Per share amounts are based upon common shares outstanding of 38,458,865 as of March 31, 2014. (2) Difference between AVM derived value of the Company’s portfolio of properties of $906,603, which assumes all properties are fully renovated, and net investments in real estate. (3) Estimated renovation reserve is calculated on properties in the portfolio that are not currently stabilized and for which the initial renovation has not been completed. (4) Book value as defined by U.S. generally accepted accounting principles and represents total assets less total liabilities and less preferred stock in mezzanine or total equity. (AMOUNTS IN THOUSANDS OTHER THAN SHARE DATA) MARCH 31, 2014 AMOUNT PER SHARE(1) Investments in real estate, gross $ 795,881 $ 20.69 Accumulated depreciation (24,649) (0.64) Investments in real estate, net 771,232 20.05 Add: Increase in estimated fair market value of investments in real estate(2) 135,371 3.52 Less: Estimated Renovation Reserve(3) (2,614) (0.07) Estimated Portfolio Value $ 903,989 $ 23.50 Book value(4) $ 650,096 $ 16.90 Less: Investments in real estate, net (771,232) (20.05) Add: Estimated Portfolio Value 903,989 23.50 Estimated Net Asset Value $ 782,853 $ 20.35

NET OPERATING INCOME

Net operating income, or NOI, is a non-GAAP financial measure defined by the Company as total revenue less property operating and maintenance, real estate taxes, homeowners' association fees, property management expenses, and certain other non-recurring, non-cash or unrelated non-operating expenses. NOI excludes depreciation and amortization, advisory management fees, general and administrative expenses, interest expense, and other expenses. Additionally, NOI excludes the 5% property management fee because it more closely represents additional advisory management fee, non-cash share based property management stock compensation, expensed acquisition fees and costs, and certain other non-recurring costs.

The Company considers NOI to be a meaningful financial measure, when considered with the financial statements determined in accordance with U.S. generally accepted accounting principles. The Company believes NOI is helpful to investors in understanding the core performance of the real estate operations of the Company.

The following is a reconciliation of the Company's NOI to net loss as determined in accordance with GAAP:

(AMOUNTS IN THOUSANDS)	THREE MONTHS ENDED MARCH 31, 2014				THREE MONTHS ENDED DECEMBER 31, 2013			
Net loss			$	(4,365)			$	(5,060)
Depreciation and amortization				6,145				6,174
Advisory management fee - affiliates				2,201				2,179
General and administrative				2,053				2,110
Interest expense				2,327				1,764
Other				411				594
Property operating and maintenance add back:								
Market ready costs prior to initial lease				89				-
Property management add backs:								
5% property management fee	$	111			$	116		
Acquisition fees and costs expensed		60				130		
Non-recurring system implementation costs		124				278		
Other		67				7		
Total property management add backs				362				531
Net operating income			$	9,223			$	8,292
Net operating income as a percentage of total revenue				50.9%				49.6%

SILVERBAY Realty Trust Corp.

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13 F U N D S F R O M O P E R A T I O N S Funds From Operations, or FFO, is a non-GAAP financial measure that the Company believes, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding the Company’s performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (loss), computed in accordance with GAAP, excluding gains (losses) from sales of, and impairment losses recognized with respect to, depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated on the same basis to determine FFO. The Company calculates FFO attributable to common stockholders (diluted) by subtracting, if dilutive, redemption or repurchase related preferred stock issuance costs and dividends on preferred stock and adding back dividends/distributions on dilutive preferred securities and premiums or discounts on preferred stock redemptions or repurchases. FFO should not be considered an alternative to net income (loss) or net cash flows from operating activities, as determined in accordance with GAAP, as indications of the Company’s performance or as measures of liquidity. This non-GAAP measure is not necessarily indicative of cash available to fund future cash needs. In addition, although the Company uses this non-GAAP measure for comparability in assessing its performance against other REITs, not all REITs compute the same non-GAAP measure. The following is a reconciliation of the Company’s net loss attributable to common stockholders as determined in accordance with GAAP and its calculation of FFO: (AMOUNTS IN THOUSANDS OTHER THAN SHARE DATA) THREE MONTHS ENDED MARCH 31, 2014 THREE MONTHS ENDED DECEMBER 31, 2013 Net loss attributable to common stockholders $ (4,390) $ (5,082) Noncontrolling interests - Operating Partnership - (3) Preferred distributions 25 25 Depreciation and amortization 6,145 6,174 Other 295 345 Funds from operations $ 2,075 $ 1,459 Basic and diluted weighted average common shares outstanding 38,542,728 38,705,311 FFO per common share – basic and diluted $ 0.05 $ 0.04

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